                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 18, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          California                    000-23993                33-0480482
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

                  16215 Alton Parkway, Irvine, California 92618
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

ITEM 5. OTHER EVENTS

     On July 18, 2000 Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On July 19, 2000 Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7. EXHIBITS

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Exhibits

         99.1  Press Release dated July 18, 2000, of the Registrant.

         99.2  Press Release dated July 19, 2000, of the Registrant

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BROADCOM CORPORATION,
                              a California corporation


July 21, 2000                 By: /s/ WILLIAM J. RUEHLE
                                  ----------------------------------------------
                                      William J. Ruehle
                                      Vice President and
                                      Chief Financial Officer

                                 EXHIBIT INDEX

         Exhibit                    Description
           No
         ------
         99.1  Press Release dated July 18, 2000, of the Registrant.

         99.2  Press Release dated July 19, 2000, of the Registrant